Finance Expense (Income), net (Tables)	12 Months Ended
Dec. 31, 2020
Finance Expense (Income), net [Abstract]
Schedule of financing expenses (Income), net
	For the year ended December 31
	2020	2019	2018
Finance expenses	USD thousands
Fees and interest expense	56	81	9
Loss from exchange rate differences, net	5	100	106
Payment to Taoz, see Note 5A(3)	-	-	160
Warrant issuance costs	-	-	301
	61	181	576